Supplement Dated October 9, 2012
to the Prospectus of

AMERISTOCK MUTUAL FUND, INC.

dated September 28, 2012

PROPOSED REORGANIZATION WITH DREXEL HAMILTON CENTRE AMERICAN EQUITY FUND,
A SERIES OF DREXEL HAMILTON MUTUAL FUNDS

On September 19, 2012, the Board of Directors of the Ameristock Mutual Fund, Inc. (“Ameristock Fund”) approved an Agreement and Plan of Reorganization and Termination (the “Plan”) for the Ameristock Fund. The Board of Directors approved the Plan subject to certain conditions, which have now been satisfied, and subject to approval by Ameristock Fund shareholders. The Board of Directors of the Ameristock Fund approved the Plan after considering the recommendation of Ameristock Corporation, the investment adviser to the Ameristock Fund, and various other information and factors. The Plan is among Drexel Hamilton Mutual Funds, on behalf of its series, the Drexel Hamilton Centre American Equity Fund (the “Acquiring Fund”), the Ameristock Fund, Drexel Hamilton Investment Partners, LLC, and Ameristock Corporation. Under the Plan, the Ameristock Fund would be reorganized into the Acquiring Fund.

The proposed reorganization would involve: (1) the Ameristock Fund transferring all of its assets to the Acquiring Fund in exchange solely for voting shares of beneficial interest (“shares”) in the Acquiring Fund and the Acquiring Fund assuming all of the Ameristock Fund’s liabilities; (2) the Ameristock Fund distributing pro rata to the Ameristock Fund’s shareholders shares of the Acquiring Fund in exchange for such shareholders’ Ameristock Fund shares and in connection with the complete liquidation of the Ameristock Fund; and (3) the dissolution and termination of the Ameristock Fund (all of the foregoing transactions being referred to collectively as the “Reorganization”).

Drexel Hamilton Investment Partners, LLC serves as the investment advisor of the Acquiring Fund. The Acquiring Fund also is sub-advised by Centre Asset Management, LLC.

The Plan will be submitted to the shareholders of the Ameristock Fund for approval at a Special Meeting of Shareholders (“Special Meeting”) expected to be held on or about December 12, 2012. Only those shareholders of record of the Ameristock Fund as of the close of business on the record date, which is expected to be on or about November 7, 2012 (the “Record Date”) will be entitled to vote on the Plan for the proposed Reorganization. Such shareholders will be mailed information detailing the proposal and providing further information about the Acquiring Fund. The proposed Reorganization is subject to various conditions to its consummation, including (among others) the approval of the Ameristock Fund shareholders. If the Plan is approved at the Special Meeting, the Ameristock Fund may stop accepting new accounts and/or investments from existing accounts a few days prior to the date on which the reorganization is consummated in order to facilitate the transfer of its assets to the Acquiring Fund. The ability to redeem shares of the Ameristock Fund will remain unchanged. If the Plan is approved at the Special Meeting, it is currently anticipated that the Reorganization would be consummated as of the close of business on or about December 28, 2012. It is anticipated that the Reorganization will be on a tax-free basis, which means that no gain or loss would be recognized directly as a result of the Reorganization by the Ameristock Fund or its shareholders.

Shareholders of record of the Ameristock Fund as of the close of business on the Record Date will receive a Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) providing notice of the Special Meeting and details regarding the proposed Reorganization and the Acquiring Fund.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of a proxy. For more information regarding the Acquiring Fund, or to receive a copy of a Proxy Statement/Prospectus relating to the proposed Reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed Reorganization has been filed with the Securities and Exchange Commission and becomes effective, please visit the Securities and Exchange Commission’s website (http://www.sec.gov). You also may contact the Ameristock Fund at 1-800-394-5064 for a copy (free of charge) of the Proxy Statement/Prospectus when it is available. Please read the Proxy Statement/Prospectus carefully before making any investment decisions.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS OF THE AMERISTOCK FUND FOR FUTURE REFERENCE.